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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08529

                                 Memorial Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
        (Address of principal executive offices)           (Zip code)

                        Carl Clayton Peterson, President
                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-263-5593

Date of fiscal year end:    12/31/2003

Date of reporting period:   12/31/2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  [See attached Annual Report]

                               THE MEMORIAL FUNDS

INVESTMENT ADVISOR
     Parkway Advisors, L.P.
     6550 Directors Parkway
     Abilene, Texas 79606

SHAREHOLDER SERVICING AGENT
     Parkway Advisors Group, Inc.
     6550 Directors Parkway
     Abilene, Texas 79606

DISTRIBUTOR
     Citco Mutual Fund Distributors
     83 General Warren Blvd. Suite 200
     Malvern, PA 19355


TRANSFER AGENT & DIVIDEND DISBURSING AGENT
     Citco Mutual Fund Services, Inc.
     83 General Warren Blvd. Suite 200
     Malvern, PA 19355


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.


                                     [LOGO]

                                 MEMORIAL FUNDS

                                ----------------

                              GOVERNMENT BOND FUND

                               GROWTH EQUITY FUND

                               VALUE EQUITY FUND



                                 ANNUAL REPORT
                               DECEMBER 31, 2003

                                TABLE OF CONTENTS






                                                                            Page

INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA .........................     2
FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedule of Investments:
     Government Bond Fund ................................................     8
     Growth Equity Fund ..................................................     9
     Value Equity Fund ...................................................    11
Statements of Assets and Liabilities .....................................    13
Statements of Operations .................................................    14
Statements of Changes in Net Assets ......................................    15
Financial Highlights .....................................................    17
Notes to Financial Statements ............................................    20
Independent Auditors' Report .............................................    27
Trustees and Officers ....................................................    28

LETTER FROM THE PRESIDENT

Dear Fellow Shareholder:

Since 1940, the mutual fund industry has operated in an environment free from serious legal issues. This long and troublefree period has allowed the mutual funds and their shareholders to develop investor confidence and a public trust. However, in 2003 this investor confidence and public trust was shaken, if not broken by the indiscretions of a few mutual fund families and their management personnel and has given rise to an unprecedented scrutiny of the mutual fund industry by regulators and lawmakers. This scrutiny has uncovered several areas of concern that are being addressed by the mutual fund industry, regulators and lawmakers.

The areas of concern that have come to light are abuses in such things as short-term market timing of fund shares, late trading of fund shares and personal trading by fund personnel. Other areas being scrutinized relate to mutual fund expenses -- for example fees, soft-dollar arrangements and directed brokerage arrangements. Increased oversight requirements and new regulations will certainly be implemented and with them will come increased costs and decreased returns ultimately for shareholders.

Memorial Funds has already addressed the issues of market timing, late trading and personal trading, and continues to monitor and safeguard against these abusive trading practices. Memorial Funds has adopted specific control policies and procedures to protect our shareholders. Your confidence and trust in the Memorial Funds is very important to us.

The mutual fund industry is healthy. As reported by the Investment Company Institute in its Trends in Mutual Fund Investing: December 2003, the combined assets of the nation's mutual funds increased to $7.413 trillion with over a $1 trillion increase in industry-wide assets during the year. Stock funds' cash inflow for 2003 was $152.77 billion versus a net outflow of $27.75 billion in 2002. Bond funds' inflows for 2003 were 78 percent lower than 2002 at $31.4 billion. Memorial Funds experienced growth in total net assets and total net new shares during 2003. With your continued participation as a shareholder and dollar-cost averaging, Memorial Funds is looking for continued growth in 2004.

The economy showed signs of a self-sustaining recovery in 2003 with a strong Gross Domestic Product, the strongest capital spending by businesses in three years and factory production at a four year high. The employment picture is improving with two-thirds of the CFOs surveyed by Duke University reporting that a boost in hiring in 2004 is planned. Corporate profitability has increased. And for 2003 the broad U.S. equity markets were up more than 25% with the NASDQ showing a 50%-plus increase. For 2004, our expectations are for stable to slightly rising interest rates as the economy continues to expand and for moderate returns in the equity markets. The effects of these items on the Memorial Funds are discussed further in this annual report and I encourage you to read fully.

Thank you for your confidence and trust in the Memorial Funds. Our pledge is to provide you with a fund family that you can be proud to own as we strive to help you achieve your investment goals.

Sincerely,

/s/ Carl C. Peterson

Carl C. Peterson
President

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA DECEMBER 31, 2003
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

The Memorial Government Bond Fund posted a total return of 0.90% in 2003. The Lehman Brothers 1-3 Year Government Bond Index had a total return in 2003 of 2.02%. The Lehman Brothers Intermediate U.S. Government Bond Index had a total return gain in 2003 of 2.29%. During the year, the yield curve for U.S. Treasuries steepened with the three and six month Treasury yields declining 27 and 19 basis points respectively. The intermediate Treasury yields, three, five and ten year maturities, rose 37, 51 and 46 basis points, respectively. Despite this change in the yield curve, the fixed income markets posted modest gains, though bond prices fell for the first time since 1999. In the fixed income markets as a whole, the high-yield sector outperformed all other fixed income sectors. The Advisor has agreed to pay expenses in excess of 0.95% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio transaction expenses and extraordinary expenses. During the year, advisor reimbursements were made; otherwise total return would have been lower.

The Memorial Government Bond Fund has a mortgage backed security exposure of 37.64% at year end 2003 versus a 40.58% exposure in 2002. The decline in the percentage is primarily due to the increase in the Fund's assets that have been invested in different security sectors such as collateralized mortgage obligations and a corporate bond representing a combined 7.95% exposure. The relative dollar exposure is comparable between years. The lagging performance of this sector contributed to the Fund's underperformance versus the intermediate index.

We expect a continued sell-off in Treasuries and stronger equity markets attracting capital. This can be partially attributed to the Federal Reserve policy makers voting to maintain the overnight Federal Funds rate at 1.0%, the lowest overnight rate in 45 years and investors shifting investment allocations from fixed income to the equity side of the market. We expect the Federal Funds rate to remain low into 2004. With this rate so low, the attraction to short-term borrowing for longterm investing is compelling. This activity, known as a "Carry Trade" is very attractive to investors with the difference between the Federal Funds rate and the five year Treasury rate averaging 200 basis points. At these levels, we are reminded of the 1993-94 markets in which this activity was employed by the banking industry. If the spread narrows by 50 basis points or more, this could begin a reversal to the "Carry Trade" activity and create pressure on bond prices to decline. Therefore, an underweight position in Treasuries and continuing portfolio duration short of the intermediate index duration is expected. Our emphasis continues to be on high cash flow, defensive securities with structural characteristics that will dampen price volatility.

The portfolio's allocation structure is 45.59% mortgage type securities, 17.12% agency securities, 29.32% Treasury securities and 7.18% in short-term investments, i.e. cash equivalents. The Lehman Brothers Intermediate U.S. Government Bond Index is allocated to 61% Treasury securities and 39% Agency securities. The Memorial Government Bond Fund's allocation has been made to reduce performance risk in the Treasury sector as Treasury rates rise.

For the economy, recent employment reports show signs of improvement as the employment picture is critical to sustained economic growth. Recent data indicates that the Consumer Confidence Index is rebounding. Also, the delayed effects of Federal Funds rate hikes, tax rebates, along with other factors should help drive consumer spending. Gross Domestic Product will likely grow at a 3.5 to 4.0% pace with manufacturing and productivity having shown much improvement recently. Inflation is still not seen as a threat in the near term. However, with the implied inflation forecast of the Treasury Inflation Protected securities market at 2.5%, the Federal Reserve may have to reconsider its position on low rates, particularly since the futures market indicates a tightening in the third quarter of 2004. The Memorial Government Bond Fund is positioned to deal with this expectation.

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Government Bond Fund since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. Change in value of the Lehman Brothers Intermediate U.S. Government Bond Index is based on an inception date of 3/31/98. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Lehman Brothers Intermediate U.S. Government Bond Index is composed of all publically issued, non-convertible, domestic debt of the U.S. Government or any agency thereof. The Fund is professionally managed while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                            GOVERNMENT BOND FUND VS.
             LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Total Return on 12/31/2003      One Year     Five Year      Since Inception on 03/30/1998
-----------------------------------------      --------     ---------      -----------------------------
Government Bond Fund:                           0.90%         4.95%                    5.68%
Lehman Brothers Intermediate
  U.S. Government Bond Index:                   2.29%         6.18%                    6.57%

Investment Value on 12/31/2003
------------------------------
Government Bond Fund:                          $13,747
Lehman Brothers Intermediate
  U.S. Government Bond Index:                  $14,425

                                  [LINE CHART]

                                           Lehman Brothers Intermediate
                 Government Bond Fund       U.S. Government Bond Index:
                 --------------------       ---------------------------
03/30/98                 10,000                      10,000
06/30/98                 10,261                      10,185
09/30/98                 10,814                      10,660
12/31/98                 10,796                      10,686
03/31/99                 10,655                      10,657
06/30/99                 10,546                      10,637
09/30/99                 10,599                      10,744
12/31/99                 10,538                      10,740
03/31/00                 10,837                      10,915
06/30/00                 10,987                      11,114
09/30/00                 11,289                      11,411
12/31/00                 11,815                      11,864
03/31/01                 12,090                      12,220
06/30/01                 12,058                      12,270
09/30/01                 12,705                      12,881
12/31/01                 12,619                      12,864
03/31/02                 12,669                      12,830
06/30/02                 13,092                      13,326
09/30/02                 13,506                      13,968
12/31/02                 13,624                      14,104
03/31/03                 13,659                      14,233
06/30/03                 13,790                      14,473
09/30/03                 13,781                      14,454
12/31/03                 13,747                      14,425

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

GROWTH EQUITY FUND

The Memorial Growth Equity Fund posted a total return of 20.20% in 2003. In like manner, the equity markets had significant total return gains in 2003 with the S&P 500 up 28.68% and the Russell 1000 Growth Index up 29.75%. After three years of negative total returns, these positive returns are welcomed. Economic contributors to the equity market increases for the year can be related to the low cost of money with the Federal Funds rate at 1.00%, increases in capital spending by corporations after a two year sabbatical, tax cuts that were made during the year and the war expenditures associated with the build-up in defense. The Advisor has agreed to pay expenses in excess of 1.20% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio transaction expenses and extraordinary expenses. During the year, advisor reimbursements were made; otherwise total return would have been lower.

In the equity markets for 2003, the small capitalization stocks significantly outperformed the large capitalization stocks with the middle capitalization stocks performing between the two. As reported, the Russell 2000 Index was up 47.3%, the Russell Top 200 Index was up 26.7% and the Russell Midcap Index was up 40.1%. Also, the major contributors to the index returns were the lower credit quality stocks within each index. In the Russell 1000 Growth Index stocks with an S&P Quality Ranking of B or below outperformed stocks with an S&P Quality Ranking of B+ or better by 16.0%. For the S&P 500 Index, lower quality stocks outperformed higher quality stocks by nearly 12.0%. When comparing the highest quality stocks (A+) to the lowest quality stocks (C) in the Russell 1000 Growth Index, the C rated stocks had a total return of 62.0% and more than tripled the returns of the A+ rated stocks with a total return of 18.0%. In the S&P 500 Index, the C rated stocks more than doubled the total return of the A+ rated stocks with a 47.0% return versus a 19.0% return.

All economic sectors were strong performers in 2003. For the Russell 1000 Growth Index, all ten sectors generated double digit returns while the S&P 500 Index had only one sector that failed to maintain these levels. The strongest performing major sector was Information Technology posting a 52.7% return in the S&P 500 Index and a 49.8% return in the Russell 1000 Growth Index. The weakest performing major sectors were the defensive Health Care sector generating returns of 13.3% and 20.2% and the Consumer Staples sector with returns of 15.4% and 14.5% respectively for the S&P 500 and Russell 1000 Growth Indices.

The Memorial Growth Equity Fund underperformed the S&P 500 Index. Four primary reasons can be identified. First, in the second and fourth quarters of 2003, the lower quality stocks doubled the returns of the higher quality stocks. The portfolio has a higher quality bias for its stock holdings. Second, the portfolio has an overweighted position in the Health Care sector relative to the index, while the entire sector underperformed in the broader market. Third, a leading sector in the index was the Financial sector for which the portfolio was underweighted. Finally, even though the portfolio was overweighted in the Information Technology sector compared to the index, additions to the portfolio position were made throughout the year and a greater exposure impact was not achieved because the portfolio was biased toward higher quality stocks. Lower quality stocks were the primary contributor to this sector's performance. The portfolio's exposure to the Industrial sector with stocks such as Stericycle, IB Hunt Transportation and Iron Mountain allowed the portfolio to experience a strong relative performance in the sector versus the index. The best performing stocks in the portfolio in 2003 include Intel (up 106%), Cisco Systems (up 85%), Gilead Sciences (up 71%), Univision (up 62%) and U.S. Bancorp (up 44%).

With regards to underperforming the Russell 1000 Growth Index, even though additions were made throughout the year to the Information Technology sector, the Memorial Growth Equity Fund was underweighted relative to the index. The Russell 1000 Growth Index outperformed the S&P 500 Index in part due to the low credit quality leadership in this sector. The Information Technology sector weighting in the Russell 1000 Growth Index is 28% and in the S&P 500 Index is 18%. The low credit quality leadership was the most significant factor in the relative performance of the portfolio versus either index.

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Growth Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the Sub-advisor believes that the S&P 500 Index more accurately represents the Growth Equity Fund's industry diversification, capitalization range and risk characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Growth Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                               GROWTH EQUITY FUND
                                  S&P 500 INDEX
                            RUSSELL 1000 GROWTH INDEX


Average Annual Total Return on 12/31/2003               One Year      Five Year    Since Inception on 03/30/1998
-----------------------------------------               --------      ---------    -----------------------------
Growth Equity Fund:                                      20.20%        -1.19%                  -2.29%
Russell 1000 Growth Index:                               29.75%        -5.11%                  -1.17%
S&P 500 Index:                                           28.68%        -0.57%                  -1.75%

Investment Value on 12/31/2003
------------------------------
Growth Equity Fund:                                      $ 11,392
Russell 1000 Growth Index:                                  9,344
S&P 500 Index:                                             11,048

            Growth Equity Fund     S & P 500 Index     Russell 1000 Growth Index
            ------------------     ---------------     -------------------------

03/30/98         10,000                10,000                  10,000
03/31/98         10,000                10,075                  10,085
06/30/98         10,581                10,408                  10,543
09/30/98          9,943                 9,372                   9,585
12/31/98         12,097                11,369                  12,148
03/31/99         12,911                11,935                  12,920
06/30/99         13,659                12,776                  13,417
09/30/99         12,942                11,978                  12,926
12/31/99         15,053                13,761                  16,176
03/31/00         16,282                14,076                  17,329
06/30/00         15,944                13,702                  16,861
09/30/00         16,029                13,570                  15,954
12/31/00         14,201                12,508                  12,549
03/31/01         12,042                11,025                   9,926
06/30/01         12,748                11,670                  10,762
09/30/01         11,031                 9,957                   8,673
12/31/01         11,955                11,021                   9,986
03/31/02         12,155                11,051                   9,727
06/30/02         10,524                 9,571                   7,911
09/30/02          8,970                 7,917                   6,721
12/31/02          9,478                 8,585                   7,201
03/31/03          9,247                 8,315                   7,125
06/30/03         10,237                 9,595                   8,144
09/30/03         10,484                 9,849                   8,463
12/31/03         11,392                11,048                   9,344

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

VALUE EQUITY FUND

The Memorial Value Equity Fund posted a total return of 34.24% in 2003. In like manner, the equity markets had significant total return gains in 2003 with the S&P 500/Barra Value Index up 31.79% and the Russell 1000 Value Index up 30.30%. In 2003, the value style of investing outperformed the growth style. The Fund outperformed the comparative indices due to a portfolio bias toward large and middle capitalized stocks averaging $5 billion in market capitalization. Also, the Fund picked up some smaller capitalized companies. Capitalization size of stocks continues to be a major factor in performance as seen in the S&P 500 Index for 2003; the smallest 100 stocks outperformed the largest 100 stocks 65.5% to 24.8%. Volatility for the year continued to be high with 32% of the trading days in the S&P 500 Index having a plus or minus 1.0% or greater movement in value at the close of the day. The Advisor has agreed to pay expenses in excess of 1.20% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio transaction expenses and extraordinary expenses. During the year, advisor reimbursements were made; otherwise total return would have been lower.

Economic contributors to the equity market increases for the year can be related to the low cost of money with the Federal Funds rate at 1.00%, increases in capital spending by corporations after a two year sabbatical, tax cuts that were made during the year and the war expenditures associated with the build-up in defense. There are other economic factors as well, but the liquidity injected into the economy by the Federal Reserve is probably the biggest contributor to the year's performance. Risks to the economy can potentially come from the current widening budget deficits, a weaker dollar and a futures market expectation of higher inflation toward the third quarter of 2004.

The Memorial  Value Equity Fund utilizes a  value-oriented  strategy.  The stock selection philosophy that guides the management of the Fund is relative-valuation based. Also, the Fund anticipates a quantitative type of management in 2004 as Parkway Advisors, LP assumes direct management of the Fund. Therefore, despite the markets returning to a more normal valuation level, the Fund managers will continue to identify relatively attractively priced sectors and securities. The Fund's assets have a lower-than-market price/earnings ratio (compared to the S&P 500 Index) and a higher-than-market dividend yield. The Fund is overweighted in stocks of apparel, autos, consumer products and healthcare as compared to the S&P 500 Value Index and underweighted in aerospace/defense, banks, brokerage, energy and media. Some of the Fund's best performers have been Ford Motor, Ashland Inc. and General Motors with Merck & Co., Washington Mutual and Kroger being some of the Fund's worst performers.

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Value Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The S&P 500/Barra Value Index tracks stocks in the S&P 500 Index with lower price-to-book ratios. The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. While both the S&P 500/Barra Value Index and the Russell 1000 Value Index are shown, the Sub-advisor believes that the S&P 500/Barra Value Index more accurately represents the Value Equity Fund's industry diversification, capitalization range and risk characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Value Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwisetotal return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                              VALUE EQUITY FUND VS.
                          RUSSELL 1000 VALUE INDEX AND
                            S&P 500/BARRA VALUE INDEX

Average Annual Total Return on 12/31/2003     One Year     Five Year    Since Inception on 03/30/1998
-----------------------------------------     --------     ---------    -----------------------------
Value Equity Fund:                              34.24%        6.62%                 4.25%
Russell 1000 Value Index:                       30.30%        3.56%                 3.84%
S&P 500/Barra Value Index:                      31.79%        1.95%                 3.56%

Investment Value on 12/31/2003
------------------------------
Value Equity Fund:                              $ 12,709
Russell 1000 Value Index:                         12,422
S&P 500/Barra Value Index:                        12,233

Date        Value Equity Fund     S & P 500 Barra Value Index    Russell 1000 Value Index
----        -----------------     ---------------------------    ------------------------
03/30/98          10,000                     10,000                       10,000
03/31/98          10,000                     10,506                       10,069
06/30/98           9,485                     10,862                       10,114
09/30/98           8,108                      9,459                        8,942
12/31/98           9,224                     11,109                       10,427
03/31/99           8,824                     11,425                       10,576
06/30/99           9,780                     12,659                       11,769
09/30/99           8,681                     11,491                       10,616
12/31/99           8,845                     12,522                       11,193
03/31/00           8,463                     12,551                       11,246
06/30/00           7,985                     12,012                       10,719
09/30/00           8,516                     13,071                       11,562
12/31/00           9,394                     13,284                       11,978
03/31/01           9,866                     12,417                       11,276
06/30/01          10,827                     12,964                       11,827
09/30/01           9,598                     10,863                       10,532
12/31/01          10,716                     11,728                       11,308
03/31/02          11,628                     11,884                       11,771
06/30/02          11,074                     10,619                       10,768
09/30/02           8,605                      8,446                        8,747
12/31/02           9,467                      9,282                        9,553
03/31/03           8,956                      8,771                        9,088
06/30/03          10,714                     10,424                       10,658
09/30/03          11,052                     10,688                       10,878
12/31/03          12,709                     12,233                       12,422

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------
     FACE
    AMOUNT/                     SECURITY
    SHARES                     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.29%
   411,509    Vendee Mortgage Trust, Series 1999-3,
                6.50%, 5/15/2006                                   $    430,660
   600,000    Vendee Mortgage Trust, Series 2002-3,
                6.00%, 4/15/2027                                        635,267
                                                                   ------------
Total Collateralized Mortgage Obligations (Cost $1,064,893)           1,065,927
                                                                   ------------

CORPORATE BONDS - 2.66%
   486,000    Rowan Cos., Inc., 5.88%, 3/15/2012                        536,286
                                                                   ------------
Total Corporate Bonds (cost $528,579)                                   536,286
                                                                   ------------

GOVERNMENT AGENCY BONDS - 17.12%
 1,000,000    FHLB, 2.625%, 7/15/2008                                   967,905
 1,100,000    FHLMC, 5.375%, 8/16/2006                                1,127,591
 1,300,000    FNMA, 4.25%, 7/15/2007                                  1,357,703
                                                                   ------------
Total Government Agency Bonds (cost $3,478,123)                       3,453,199
                                                                   ------------

MORTGAGE BACKED SECURITIES - 37.64%
    63,910    FHLMC, Series 2308, 6.50%, 5/15/2030                       64,316
    98,516    FHLMC, Series T-22, 7.12%, 10/25/2027                     100,725
 1,100,000    FNMA, Pool 386008, 4.52%, 4/1/2013                      1,124,833
   944,397    FNMA, Pool 545759, 6.50%, 7/1/2032                        987,829
   372,594    FNMA, Series 1990-6, 9.00%, 1/25/2020                     394,990
    44,853    FNMA, Series 2001-29, 6.50%, 10/25/2029                    44,995
   403,956    FNMA, Series 2001-W2, 5.932%, 11/25/2030                  405,095
   552,535    GNMA, Pool 476998, 6.50%, 7/15/2029                       583,148
   169,949    GNMA, Series 2001-43, 5.50%, 7/20/2012                    172,867
   188,864    GNMA, Series 2002-38, 6.00%, 11/16/2027                   188,941
   942,485    GNMA, Series 2003-76, 4.25%, 2/20/2032                    948,451
 2,500,000    GNMA, Series 2003-81, 6.00%, 3/20/2029                  2,576,327
                                                                   ------------
Total Mortgage Backed Securities (cost $7,611,714)                    7,592,517
                                                                   ------------

U.S. TREASURY OBLIGATIONS - 29.32%
 1,000,000    4.00%, 11/15/2012                                         990,391
 2,000,000    4.75%, 11/15/2008 #                                     2,141,094
   850,000    5.625%, 2/15/2006 #                                       916,041
 1,675,000    6.25%, 2/15/2007                                        1,867,102
                                                                   ------------
Total U.S. Treasury Obligations (cost $5,813,107)                     5,914,628
                                                                   ------------

SHORT TERM INVESTMENTS - 7.18%

U.S. GOVERNMENT DISCOUNT OBLIGATIONS - 3.96%
   800,000    FHLB, 1/20/2004                                           799,611
                                                                   ------------
Total U.S. Government Discount Obilgations (cost $799,612)              799,611
                                                                   ------------

MONEY MARKET FUNDS - 3.22%
   649,048    Merrimac Treasury Plus Series
                Money Market Fund, 0.43%(a)                             649,048
                                                                   ------------
Total Money Market Funds (cost $649,048)                                649,048
                                                                   ------------

Total Short-Term Investments (cost $1,448,660)                        1,448,659
                                                                   ------------

Total Invesments (cost $19,945,076) -- 99.21%                      $ 20,011,216
                                                                   ------------
Other Assets in excess of Liabilities -- 0.79%                          159,172
                                                                   ------------

TOTAL NET ASSETS -- 100%                                           $ 20,170,388
                                                                   ============

# Part or all of this investment is on loan
(a) Variable rate security, the coupon rate shown represents the rate at December 31, 2003

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------
     FACE
    AMOUNT/                     SECURITY
    SHARES                     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 95.87%

ADVERTISING - 0.57%
     1,500    Getty Images, Inc.*                                        75,195
                                                                   ------------

BANKS - 3.92%
     2,000    Investors Financial Services Corp.                         76,820
    14,700    US Bancorp                                                437,766
                                                                   ------------
                                                                        514,586
                                                                   ------------

BIOTECHNOLOGY - 2.61%
     4,225    Amgen, Inc.*                                              261,105
     1,650    Genzyme Corp.*                                             81,411
                                                                   ------------
                                                                        342,516
                                                                   ------------

CHEMICALS - 0.47%
     2,900    Airgas, Inc.                                               62,292
                                                                   ------------

COMPUTER SOFTWARE & SERVICES - 8.40%
     4,440    Cognos, Inc.*                                             135,953
     2,350    eBay, Inc.*                                               151,787
     3,450    Electronic Arts, Inc.*                                    164,841
    15,900    Microsoft Corp.                                           437,886
    10,975    Oracle Corp.*                                             144,870
     2,000    Symantec Corp.* #                                          69,300
                                                                   ------------
                                                                      1,104,637
                                                                   ------------

COMPUTERS - 7.62%
     2,450    Affiliated Computer Services, Inc. Class A* #             133,427
     9,150    Dell, Inc.*                                               310,734
    13,950    EMC Corp.*                                                180,234
     5,700    Hewlett-Packard Co.                                       130,929
     2,650    International Business Machines Corp.                     245,602
                                                                   ------------
                                                                      1,000,926
                                                                   ------------

COSMETICS & TOILETRIES - 4.42%
     7,100    Gillette Co.                                              260,783
     3,200    Procter & Gamble Co.                                      319,616
                                                                   ------------
                                                                        580,399
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 6.69%
     8,425    Citigroup, Inc.                                           408,950
     2,550    eSpeed, Inc. Class A*                                      59,696
     2,650    Fannie Mae                                                198,909
     8,500    MBNA Corp.                                                211,225
                                                                   ------------
                                                                        878,780
                                                                   ------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 2.02%
     4,100    Emerson Electric Co.                                      265,475
                                                                   ------------

ENTERTAINMENT & LEISURE - 0.90%
     2,050    Leapfrog Enterprises, Inc.* #                              54,387
     2,200    Marvel Enterprises, Inc.*                                  64,042
                                                                   ------------
                                                                        118,429
                                                                   ------------

ENVIRONMENTAL CONTROL - 1.70%
     4,775    Stericycle, Inc.*                                         222,993
                                                                   ------------

FOOD & BEVERAGES - 5.61%
     4,200    Dean Foods Co.* #                                         138,054
     4,350    PepsiCo, Inc.                                             202,797
     8,575    Sysco Corp.                                               319,247
     1,150    Whole Foods Market, Inc. #                                 77,200
                                                                   ------------
                                                                        737,298
                                                                   ------------

HEALTHCARE-PRODUCTS - 5.94%
     5,450    Boston Scientific Corp.*                                  200,342
     3,385    Johnson & Johnson                                         174,869
     2,775    Medtronic, Inc.                                           134,893
     3,175    Stryker Corp. #                                           269,907
                                                                   ------------
                                                                        780,011
                                                                   ------------

HEALTHCARE-SERVICES - 0.56%
     1,150    Coventry Health Care, Inc.*                                74,163
                                                                   ------------

INSURANCE - 2.53%
     5,025    American International Group, Inc.                        333,057
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------
     FACE
    AMOUNT/                     SECURITY
    SHARES                     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 4.14%
     3,265    3M Co.                                                    277,623
     8,595    General Electric Co.                                      266,273
                                                                   ------------
                                                                        543,896
                                                                   ------------

MULTIMEDIA - 4.05%
     6,750    Univision Communications, Inc. Class A*                   267,907
     5,950    Viacom, Inc. Class B                                      264,061
                                                                   ------------
                                                                        531,968
                                                                   ------------

OIL & GAS - 3.85%
     1,850    ENSCO International, Inc.                                  50,264
    11,125    Exxon Mobil Corp.                                         456,125
                                                                   ------------
                                                                        506,389
                                                                   ------------

PHARMACEUTICALS - 7.51%
     1,075    Gilead Sciences, Inc.*                                     62,500
     2,850    Merck & Co., Inc.                                         131,670
    16,800    Pfizer, Inc.                                              593,544
     2,350    Teva Pharmaceutical Industries Ltd. ADR #                 133,268
     2,600    Valeant Pharmaceuticals International Co.                  65,390
                                                                   ------------
                                                                        986,372
                                                                   ------------

RETAIL - 7.93%
     4,850    Bed Bath & Beyond, Inc.*                                  210,247
     3,400    Dollar Tree Stores, Inc.*                                 102,204
     9,000    Home Depot, Inc.                                          319,410
     3,225    Tiffany & Co.                                             145,770
     4,975    Wal-Mart Stores, Inc.                                     263,924
                                                                   ------------
                                                                      1,041,555
                                                                   ------------

SEMICONDUCTORS - 8.67%
     8,475    Applied Materials, Inc.*                                  190,264
    13,900    Intel Corp.                                               447,580
     4,800    Linear Technology Corp.                                   201,936
     5,275    Microchip Technology, Inc.                                175,974
     2,400    QLogic Corp.*                                             123,840
                                                                   ------------
                                                                      1,139,594
                                                                   ------------

TELECOMMUNICATIONS - 4.74%
     5,675    Avaya, Inc.*                                               73,434
    19,075    Cisco Systems, Inc.*                                      463,332
     2,450    Verizon Communications, Inc.                               85,946
                                                                   ------------
                                                                        622,712
                                                                   ------------

TRANSPORT-SERVICES - 1.02%
     1,800    United Parcel Service, Inc. Class B                       134,190
                                                                   ------------

Total Common Stock (cost $11,940,540)                                12,597,433
                                                                   ------------

Short Term Investments - 5.40%
       709,900  Merrimac Treasury Plus Series Fund, 0.43% (a)           709,900
                                                                   ------------
Total Short Term Investments (cost $709,900)                            709,900
                                                                   ------------

Total Investments (cost $12,650,440) -- 101.27%                    $ 13,307,333
                                                                   ------------
Liabilities in excess of Other Assets, Net -- (1.27)%                  (166,987)
                                                                   ------------

TOTAL NET ASSETS -- 100%                                           $ 13,140,346
                                                                   ============
* Non-income producing investment
# Part or all of this investment is on loan
(a) Variable rate security, the coupon rate shown represents the rate at December 31, 2003 ADR - American Depositary Receipts


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------
     FACE
    AMOUNT/                     SECURITY
    SHARES                     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 99.81%

AEROSPACE & Defense - 1.90%
       800    United Technologies Corp.                                  75,816
                                                                   ------------

AGRICULTURE TOTAL - 2.32%
     1,700    Altria Group, Inc.                                         92,514
                                                                   ------------

APPAREL - 3.47%
     1,700    Liz Claiborne, Inc.                                        60,282
     1,800    VF Corp. #                                                 77,832
                                                                   ------------
                                                                        138,114
                                                                   ------------

AUTO PARTS & EQUIPMENT - 1.54%
     6,000    Delphi Automotive Systems Corp.                            61,260
                                                                   ------------

AUTOMOBILE MANUFACTURERS - 3.50%
     4,700    Ford Motor Co. #                                           75,200
     1,200    General Motors Corp. #                                     64,080
                                                                   ------------
                                                                        139,280
                                                                   ------------

BANKS - 6.83%
     1,200    Bank of America Corp.                                      96,516
     1,700    Banknorth Group, Inc.                                      55,301
     2,300    Charter One Financial, Inc.                                79,465
     1,400    Keycorp                                                    41,048
                                                                   ------------
                                                                        272,330
                                                                   ------------

BUILDING MATERIALS - 1.58%
     2,300    Masco Corp.                                                63,043
                                                                   ------------

CHEMICALS - 3.28%
     1,800    Ashland, Inc.                                              79,308
       800    PPG Industries, Inc.                                       51,216
                                                                   ------------
                                                                        130,524
                                                                   ------------

COMPUTER SOFTWARE & SERVICES - 3.04%
     2,900    Computer Associates International, Inc.                    79,286
     6,900    Compuware Corp.*                                           41,676
                                                                   ------------
                                                                        120,962
                                                                   ------------

COMPUTERS - 1.96%
     3,400    Hewlett-Packard Co.                                        78,098
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 6.91%
     2,000    Citigroup, Inc.                                            97,080
     1,300    Fannie Mae                                                 97,578
     2,200    JP Morgan Chase & Co.                                      80,806
                                                                   ------------
                                                                        275,464
                                                                   ------------

ENTERTAINMENT & LEISURE - 1.52%
     1,900    Brunswick Corp.                                            60,477
                                                                   ------------

FOOD & BEVERAGE - 3.51%
     4,400    Kroger Co.* #                                              81,444
     2,700    Sara Lee Corp.                                             58,617
                                                                   ------------
                                                                        140,061
                                                                   ------------

FOREST PRODUCTS & PAPER - 1.49%
     2,000    MeadWestvaco Corp.                                         59,500
                                                                   ------------

HEALTHCARE-SERVICES - 4.00%
     1,900    HCA, Inc.                                                  81,624
       800    WellPoint Health Networks, Inc.*                           77,592
                                                                   ------------
                                                                        159,216
                                                                   ------------

HOUSEHOLD PRODUCTS/WARES - 3.51%
     1,100    Fortune Brands, Inc.                                       78,639
     2,200    Maytag Corp.                                               61,270
                                                                   ------------
                                                                        139,909
                                                                   ------------

INSURANCE - 9.61%
     1,400    American International Group, Inc.                         92,792
       900    Cigna Corp.                                                51,750
     1,500    Hartford Financial Services Group, Inc.                    88,545
     1,900    Lincoln National Corp.                                     76,703
     1,500    Radian Group, Inc.                                         73,125
                                                                   ------------
                                                                        382,915
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------
     FACE
    AMOUNT/                     SECURITY
    SHARES                     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------
IRON/STEEL - 1.41%
     1,000    Nucor Corp.                                                56,000
                                                                   ------------

MISCELLANEOUS MANUFACTURING - 3.86%
     1,000    Cooper Industries Ltd. Class A                             57,930
     3,100    General Electric Co.                                       96,038
                                                                   ------------
                                                                        153,968
                                                                   ------------

OIL & GAS - 6.55%
     1,000    Chevron Texaco Corp.                                       86,390
     1,250    ConocoPhillips                                             81,962
     2,200    Occidental Petroleum Corp. #                               92,928
                                                                   ------------
                                                                        261,280
                                                                   ------------

PHARMACEUTICALS - 3.47%
       900    AmerisourceBergen Corp. #                                  50,535
     1,900    Merck & Co., Inc.                                          87,780
                                                                   ------------
                                                                        138,315
                                                                   ------------

RETAIL - 5.29%
     1,700    Federated Department Stores, Inc.                          80,121
     1,500    Home Depot, Inc.                                           53,235
     1,700    Sears Roebuck and Co. #                                    77,333
                                                                   ------------
                                                                        210,689
                                                                   ------------

SAVINGS & LOANS - 3.56%
     2,600    Sovereign Bancorp, Inc.                                    61,750
     2,000    Washington Mutual, Inc.                                    80,240
                                                                   ------------
                                                                        141,990
                                                                   ------------

TELECOMMUNICATIONS - 6.59%
     2,100    BellSouth Corp.                                            59,430
     2,900    SBC Communications, Inc.                                   75,603
     3,500    Sprint Corp.- FON Group #                                  57,470
     2,000    Verizon Communications, Inc.                               70,160
                                                                   ------------
                                                                        262,663
                                                                   ------------

TRANSPORTATION - 3.03%
     2,400    Burlington Northern Santa Fe Corp.                         77,640
     1,200    CSX Corp.                                                  43,128
                                                                   ------------
                                                                        120,768
                                                                   ------------

UTILITIES - 6.08%
     1,100    Dominion Resources, Inc.                                   70,213
     2,400    FirstEnergy Corp.                                          84,480
     4,000    NiSource, Inc.                                             87,760
                                                                   ------------
                                                                        242,453
                                                                   ------------

Total Common Stock (cost $3,314,927)                                  3,977,609
                                                                   ------------

Short Term Investments - 0.48%
    19,085    Merrimac Treasury Plus Series Fund, 0.43% (a)              19,085
                                                                   ------------
Total Short Term Investments (cost $19,085)                              19,085

                                                                   ------------
Total Investments (cost $3,334,012) -- 100.29%                     $  3,996,694
                                                                   ------------
Liabilities in excess of Other Assets, Net -- (0.29)%                   (11,682)
                                                                   ------------

TOTAL NET ASSETS -- 100%                                           $  3,985,012
                                                                   ============

* Non-income producing investment
# Part or all of this investment is on loan
(a) Variable rate security, the coupon rate shown represents the rate at December 31, 2003

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                        GOVERNMENT         GROWTH            VALUE
                                                                         BOND FUND       EQUITY FUND      EQUITY FUND
                                                                       ------------     ------------     ------------
ASSETS
   Investments in securities at market value (cost
      $19,945,076, $12,650,440 and $3,334,012, respectively)           $ 20,011,216     $ 13,307,333     $  3,996,694
   Cash                                                                      10,922            6,691            2,166
   Collateral for securities loaned (Note 6)                              1,983,560          871,900          547,300
   Receivables:
      Dividends and interest                                                187,773           11,168            6,010
      Fund shares sold                                                           --           14,925               --
      Due from Adviser                                                       18,423           11,664            3,974
   Prepaid expenses                                                          17,648           18,388            2,443
                                                                       ------------     ------------     ------------

TOTAL ASSETS                                                             22,229,542       14,242,069        4,558,587
                                                                       ------------     ------------     ------------

LIABILITIES
   Payables for:
      Distribution payable                                                   32,166               --            2,143
      Investment securities purchased                                            --          198,318           12,503
      Collateral for securities loaned (Note 6)                           1,983,560          871,900          547,300
      Due to Adviser                                                         10,169            8,086            2,443
      Administrator fees (Accounting, Distribution, Transfer Agent)           8,539            5,492            1,773
      Other accrued expenses                                                 24,720           17,927            7,413
                                                                       ------------     ------------     ------------
TOTAL LIABILITIES                                                         2,059,154        1,101,723          573,575
                                                                       ------------     ------------     ------------

NET ASSETS                                                             $ 20,170,388     $ 13,140,346     $  3,985,012
                                                                       ============     ============     ============

NET ASSETS CONSIST OF:
   Additional paid-in capital                                          $ 20,510,975     $ 17,374,058     $  4,943,390
   Accumulated net realized gain/(loss) on investments                     (406,727)      (4,890,605)      (1,621,060)
   Net unrealized appreciation on investments                                66,140          656,893          662,682
                                                                       ------------     ------------     ------------
Total Net Assets                                                       $ 20,170,388     $ 13,140,346     $  3,985,012
                                                                       ============     ============     ============

                                                                       ------------     ------------     ------------
Shares of Beneficial Interest (Unlimited number of shares
   authorized with no par value)                                          1,940,312        1,776,577          336,705
                                                                       ------------     ------------     ------------

Net Asset Value, offering and redemption price per share               $      10.40     $       7.40     $      11.84
                                                                       ============     ============     ============

Market value of securities on loan (Note 6)                            $  1,944,230     $    847,287     $    528,062
                                                                       ------------     ------------     ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                        GOVERNMENT         GROWTH            VALUE
                                                                         BOND FUND       EQUITY FUND      EQUITY FUND
                                                                       ------------     ------------     ------------
INVESTMENT INCOME:
    Interest                                                           $    794,466     $      3,867     $        206
    Securities lending income                                                 3,788              467              128
    Dividends                                                                    --          110,947           83,648
                                                                       ------------     ------------     ------------
                                                                            798,254          115,281           83,982
                                                                       ------------     ------------     ------------

EXPENSES:
    Investment Advisory fees (Note 3)                                        68,056           50,351           15,562
    Shareholder Servicing fees (Note 3)                                      48,612           25,175            7,781
    Administration fees (Note 3)                                             80,385           69,572           58,226
    Legal fees                                                               70,074           35,069           10,369
    Audit fees                                                               13,278           10,929            8,627
    Custody fees                                                              3,611            7,118            4,109
    Trustee fees                                                             12,498            6,419            1,979
    Registration & filing fees                                                8,070           17,951            2,596
    Report printing & mailing fees                                            5,010            2,494              770
    Insurance fees                                                            7,819            3,610            1,071
    Amortization of Organization costs (Note 2)                               1,467            1,467            1,467
    Pricing fees                                                              1,467            1,344            1,380
    Miscellaneous                                                             9,004           14,545            6,582
                                                                       ------------     ------------     ------------
       Total expenses before fee waivers & reimbursements                   329,351          246,044          120,519
    Waivers & reimbursements by Adviser (Note 4)                            135,634          119,847           81,504
                                                                       ------------     ------------     ------------
       Total expenses                                                       193,717          126,197           39,015
                                                                       ------------     ------------     ------------
NET INVESTMENT INCOME/(LOSS)                                                604,537          (10,916)          44,967
                                                                       ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
    Net realized gain/(loss) on investments                                  98,483         (253,441)          13,303
    Change in unrealized appreciation/(depreciation) on investments        (547,946)       2,250,521          898,882
                                                                       ------------     ------------     ------------
    Net realized and unrealized gain/(loss) on investments                 (449,463)       1,997,080          912,185
                                                                       ------------     ------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $    155,074     $  1,986,164     $    957,152
                                                                       ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                       GOVERNMENT         GROWTH            VALUE
                                                                        BOND FUND       EQUITY FUND      EQUITY FUND
                                                                      ------------     ------------     ------------
OPERATIONS
   Net investment income/(loss)                                       $    604,537     $    (10,916)    $     44,967
   Net realized gain/(loss) on investments                                  98,483         (253,441)          13,303
   Change in unrealized appreciation/(depreciation) on investments        (547,946)       2,250,521          898,882
   NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                            155,074        1,986,164          957,152
                                                                      ------------     ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                  (616,808)          (5,841)         (47,156)
   Net realized capital gain                                                    --               --               --
                                                                      ------------     ------------     ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                      (616,808)          (5,841)         (47,156)
                                                                      ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional shares                                    2,502,458        4,047,328          424,994
Reinvestment of distributions - Institutional shares                       178,429            4,850           30,090
Redemption of shares - Institutional shares                               (759,113)        (666,707)         (14,000)
                                                                      ------------     ------------     ------------
Net increase (decrease) from capital transactions                        1,921,774        3,385,471          441,084
                                                                      ------------     ------------     ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS                                  1,460,040        5,365,794        1,351,080
NET ASSETS
   Beginning of period                                                  18,710,348        7,774,552        2,633,932
                                                                      ------------     ------------     ------------
   End of period (including undistributed net investment
      income of $0, $0, and $0, respectively)                         $ 20,170,388     $ 13,140,346     $  3,985,012
                                                                      ============     ============     ============


CAPITAL SHARE TRANSACTIONS                                               Shares           Shares           Shares
                                                                      ------------     ------------     ------------
   Sale of shares - Institutional shares                                   236,136          619,152           41,273
   Reinvestment of distributions - Institutional shares                     17,084              729            2,806
   Redemption of shares - Institutional shares                             (71,520)        (104,552)          (1,511)
                                                                      ------------     ------------     ------------
   Net increase (decrease) in shares                                       181,700          515,329           42,568
                                                                      ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                       GOVERNMENT         GROWTH            VALUE
                                                                        BOND FUND       EQUITY FUND      EQUITY FUND
                                                                      ------------     ------------     ------------
OPERATIONS
   Net investment income/(loss)                                       $    724,251     $    (14,748)    $     26,198
   Net realized gain/(loss) Investments                                    133,059       (1,710,596)         240,113
   Change in unrealized appreciation/(depreciation) on investments         498,746         (109,524)        (462,794)
   NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                          1,356,056       (1,834,868)        (196,483)
                                                                      ------------     ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income - Institutional shares                           (723,874)              --          (25,956)
   Net realized capital gain                                                    --               --               --
                                                                      ------------     ------------     ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                      (723,874)              --          (25,956)
                                                                      ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares - Institutional shares                                 1,201,131        3,753,473        1,260,234
   Reinvestment of distributions - Institutional shares                     11,739               --               --
   Redemption of shares - Institutional shares                            (193,151)      (3,433,213)      (1,613,925)
                                                                      ------------     ------------     ------------
   Net increase (decrease) from capital transactions                     1,019,719          320,260         (353,691)
                                                                      ------------     ------------     ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS                                  1,651,901       (1,514,608)        (576,130)

NET ASSETS
   Beginning of period                                                  17,058,447        9,289,160        3,210,062
                                                                      ------------     ------------     ------------
   End of period (including undistributed net investment income
      of $2,562, $0, and $490, respectively)                          $ 18,710,348     $  7,774,552     $  2,633,932
                                                                      ============     ============     ============

CAPITAL SHARE TRANSACTIONS                                               Shares           Shares           Shares
                                                                      ------------     ------------     ------------
   Sale of shares - Institutional shares                                   114,328          513,980          130,515
   Reinvestment of distributions - Institutional shares                      1,124               --               --
   Redemption of shares - Institutional shares                             (18,602)        (447,762)        (149,188)
                                                                      ------------     ------------     ------------
   Net increase (decrease) in shares                                        96,850           66,218          (18,673)
                                                                      ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  GOVERNMENT BOND FUND
                                                                                  INSTITUTIONAL SHARES
                                                        ------------------------------------------------------------------------
                                                        FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2003           2002           2001           2000           1999
                                                         ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                     $    10.64     $    10.27     $    10.09     $     9.50     $    10.25
                                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                     0.33           0.43           0.50           0.53           0.51
     Net realized and unrealized
       gain/(loss) on invetsments                             (0.24)          0.37           0.17           0.59          (0.75)
                                                         ----------     ----------     ----------     ----------     ----------
          Total from investment operations                     0.09           0.80           0.67           1.12          (0.24)
                                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
     Dividends from net investment income                     (0.33)         (0.43)         (0.49)         (0.53)         (0.51)
     Distributions fom net realized capital gain                 --             --             --             --             --
     Return of Capital                                           --             --             --             --             --
                                                         ----------     ----------     ----------     ----------     ----------
          Total distributions                                 (0.33)         (0.43)         (0.49)         (0.53)         (0.51)
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $    10.40     $    10.64     $    10.27     $    10.09     $     9.50
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(A)                                                0.90%          7.96%          6.81%         12.12%         (2.39)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000s)                 $   20,170     $   18,710     $   17,058     $   40,501     $   69,082
     Ratio of operating expenses to average net assets
       including reimbursement/waiver of fees                  1.00%          0.95%          0.86%          0.75%          0.73%
     Ratio of operating expenses to average net assets
       excluding reimbursement/waiver of fees                  1.69%          1.71%          1.08%          0.87%          0.79%
     Ratio of net investment income/(loss)
       to average net assets including reimbursement/
       waiver of fees                                          3.11%          4.13%          4.93%          5.51%          5.17%
     Portfolio turnover rate                                     82%            43%           118%            50%            25%

------------------------
(a) Total return would have been lower had certain expenses not been reduced during the period shown.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   GROWTH EQUITY FUND
                                                                                  INSTITUTIONAL SHARES
                                                        ------------------------------------------------------------------------
                                                        FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2003           2002           2001           2000           1999
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     6.16     $     7.77     $     9.26     $    12.50     $    11.49
                                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                    (0.01)         (0.01)            --          (0.01)         (0.01)
     Net realized and unrealized
       gain/(loss) on invetsments                              1.25          (1.60)         (1.47)         (0.69)          2.67
                                                         ----------     ----------     ----------     ----------     ----------
          Total from investment operations                     1.24          (1.61)         (1.47)         (0.70)          2.66
                                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
     Dividends from net investment income                (0.00) (c)             --             --             --     (0.00) (b)
     Distributions fom net realized capital gain                 --             --          (0.02)         (2.54)         (1.56)
     Return of Capital                                           --             --             --             --          (0.09)
                                                         ----------     ----------     ----------     ----------     ----------
          Total distributions                                    --             --          (0.02)         (2.54)         (1.65)
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $     7.40     $     6.16     $     7.77     $     9.26     $    12.50
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(A)                                               20.20%        (20.72)%       (15.82)%        (5.66)%        24.44%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000s)                 $   13,140     $    7,775     $    9,289     $   29,889     $   41,833
     Ratio of operating expenses to average net assets
       including reimbursement/waiver of fees                  1.25%          1.20%          1.11%          1.00%          1.00%
     Ratio of operating expenses to average net assets
       excluding reimbursement/waiver of fees                  2.44%          2.64%          1.47%          1.18%          1.09%
     Ratio of net investment income/(loss) to average
        net assets including reimbursement/waiver
        of fees                                               (0.11)%        (0.18)%        (0.06)%        (0.11)%        (0.10)%
     Portfolio turnover rate                                     88%            58%            52%            78%           108%

---------------------
(a) Total return would have been lower had certain expenses not been reduced during the period shown.
(b)  Distributions per share were $0.00055
(c)  Distributions per share were $0.0038

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                              VALUE EQUITY FUND
                                                                                              INSTITUTIONAL SHARES
                                                        ------------------------------------------------------------------------
                                                        FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2003           2002           2001           2000           1999
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     8.95     $    10.26     $     9.12     $     8.75     $     9.19
                                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                     0.14           0.12           0.13           0.16           0.08
     Net realized and unrealized
       gain/(loss) on invetsments                              2.90          (1.31)          1.15           0.37          (0.44)
                                                         ----------     ----------     ----------     ----------     ----------
          Total from investment operations                     3.04          (1.19)          1.28           0.53          (0.36)
                                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
     Dividends from net investment income                     (0.15)         (0.12)         (0.14)         (0.16)         (0.08)
     Distributions fom net realized capital gain                 --             --             --             --             --
     Return of Capital                                           --             --             --             --             --
                                                         ----------     ----------     ----------     ----------     ----------
          Total distributions                                 (0.15)         (0.12)         (0.14)         (0.16)         (0.08)
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $    11.84     $     8.95     $    10.26     $     9.12     $     8.75
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(A)                                               34.24%        (11.66)%        14.08%          6.20%         (3.96)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000s)                 $    3,985     $    2,634     $    3,210     $   17,617     $   37,068
     Ratio of operating expenses to average net assets
       including reimbursement/waiver of fees                  1.25%          1.20%          1.09%          1.00%          1.00%
     Ratio of operating expenses to average net assets
       excluding reimbursement/waiver of fees                  3.87%          5.06%          1.82%          1.18%          1.09%
     Ratio of net investment income/(loss) to
       average net assets including reimbursement/
       waiver of fees                                          1.44%          1.13%          1.26%          1.59%          0.90%
     Portfolio turnover rate                                     26%            90%            45%           168%            60%

----------------------
(a) Total return would have been lower had certain expenses not been reduced during the period shown.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has three diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The principal investment objective of the Memorial Government Bond Fund ("Government Bond Fund") is to provide a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. The principal investment objective of the Memorial Growth Equity Fund ("Growth Equity Fund") is long-term capital appreciation. The principal investment objective of the Memorial Value Equity Fund ("Value Equity Fund") is long-term capital appreciation. The Trust's declaration of trust authorizes each Fund to issue an unlimited number of shares of beneficial interest. The dates of commencement of operations for each Fund are as follows:

      Government Bond Fund               March 30, 1998
      Growth Equity Fund                 March 30, 1998
      Value Equity Fund                  March 30, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION - Securities, other than short term-securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the mean of the last bid and asked price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities were valued at fair value as determined by the Board of Trustees. At December 31, 2003, no securities were valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS - Security transactions are accounted for on a trade date basis and realized gains and losses on investments sold are determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME - Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income to shareholders are declared daily and paid monthly by the Government Bond Fund. Net investment income distributions, if any for the Growth Equity Fund and the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS - Costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning with the commencement of the Funds' operations. Organization costs have been fully amortized by the Funds effective March 30, 2003.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

As of December 31, 2003, the Funds have capital loss carryovers in the following amounts:

                                AMOUNT         EXPIRING DATE
                                ------         -------------
Government Bond Fund          $   379,598        12/31/2008
Growth Equity Fund              2,704,374        12/31/2009
                                1,658,405        12/31/2010
                                  471,452        12/31/2011
Value Equity Fund               1,561,535        12/31/2008

SECURITY LOANS - The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose market value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund.

RECLASSIFICATIONS - The Funds have recorded a reclassification in the capital accounts. As of December 31, 2003, the Government Bond Fund, the Growth Equity Fund and the Value Equity Fund recorded permanent book/tax differences of $9,709, $16,757 and $1,699, respectively from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the funds and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Parkway Advisors L.P. (the "Adviser"). The advisory fees paid to the Adviser are 0.35% of the average daily net assets of the Government Bond Fund and 0.50% of the average daily net average daily net assets of the Growth Equity Fund and the Value Equity Fund. The Adviser has agreed to cap expenses at 0.95% of the average daily net assets of the Government Bond Fund and 1.20% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. Total fees earned by Parkway Advisors L.P. during the year ended December 31, 2003 for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $68,056, $50,351 and $15,562, respectively. The Adviser has retained the following investment sub-advisers
(each a "Sub-Adviser") for each Fund pursuant to an investment sub-advisory agreement with the Adviser:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

      Government Bond Fund            Eagle Asset Management, Inc.
      Growth Equity Fund              Davis Hamilton Jackson & Associates, L.P.
      Value Equity Fund               PPM America, Inc.

Currently, the Adviser pays the Sub-Adviser of the Government Bond Fund an annual fee of 0.20% of the average daily net assets of the Fund. The Sub-Advisers for the Growth Equity Fund and the Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund.

On behalf of each Fund, the Trust has entered into a Mutual Fund Services Agreement with Citco Mutual Fund Services, Inc., ("Citco") on August 19, 2003, to provide day-to-day accounting and administrative services to the Funds including, but not limited to, accounting, transfer agent, dividend disbursement, registrar and record keeping services. For its services, Citco receives an annual fee that is the greater of $175,000 or an asset based fee that declines as the aggregate assets of the Funds increase: 0.10% of the Funds' first $400 million in assets; 0.04% of the Funds' assets in excess of $400 million up to $600 million; and 0.03% of the Funds' assets in excess of $600 million. Citco is currently earning the minimum fee.

On behalf of each Fund, the Trust has entered into a Distribution Agreement with Citco Mutual Fund Distributors, Inc. (the "Distributor") on August 19, 2003 to serve as the Funds' principal underwriter. By serving as the principal underwriter for the Funds, the Distributor facilitates the distribution of the Funds' shares. For its services, Citco Mutual Fund Distributors, Inc. receives $5,000 annually from the Trust. This amount is credited back against the fees paid under the Mutual Fund Services Agreement to Citco.

Total fees earned by Citco and the Distributor during the period September 22, 2003 to December 31, 2003 for the Government Bond Fund, Growth Equity Fund and the Value Equity Fund were $27,893, $16,786, and $5,119, respectively. At December 31, 2003, the Government Bond Fund, Growth Equity Fund and Value Equity Fund owed Citco $8,539, $5,492 and $1,773, respectively. Two officers of the Funds are also employees of Citco.

Investors Bank & Trust Company serves as the custodian for each Fund, for which it receives a fee from each Fund at an annual rate as follows: 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets and 0.005% of the average daily net assets of the Fund for the remaining Fund assets. The custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust pays Parkway Advisors Group, Inc., a fee at an annual rate of 0.25% of the average daily net assets of the Funds' Institutional Shares. Total fees earned by Parkway Advisors Group, Inc. during the year ended December 31, 2003 for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $48,612, $25,175, and $7,781, respectively.

At December 31, 2003, the Government Bond Fund, Growth Equity Fund and Value Equity Fund owed the Adviser $10,169, $8,086, and $2,443, respectively for services provided under the Shareholder Service Plan and Investment Advisory agreements. A trustee and officers of the Trust are also officers of the Adviser.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Trust an annual fee of $5,000 plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended.

NOTE 4. WAIVER OF FEES AND ADVISER REIMBURSEMENTS

The Adviser, under certain circumstances, may waive advisory fees and reimburse certain expenses of the Funds. The Adviser has agreed to pay expenses in excess of 0.95% for the Government Bond Fund and 1.20% for the Growth Equity Fund and the Value Equity Fund, including all fees paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. For the year ended December 31, 2003, Parkway Advisors, L.P. has waived fees and reimbursed the Funds for expenses as follows:

                                                             ADVISER
                                 WAIVER OF FEES           REIMBURSEMENTS
                                 --------------           --------------
Government Bond Fund                   $-0-                  $135,634
Growth Equity Fund                      -0-                   119,847
Value Equity Fund                       -0-                    81,504

At December 31, 2003, the Government Bond Fund, Growth Equity Fund and Value Equity Fund had amounts due from Adviser of $18,423, $11,664 and $3,974, respectively.

NOTE 5. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2003, were as follows:

                               PURCHASES                      SALES
                      ----------------------------  ----------------------------
                      U.S. GOVERNMENT     OTHER     U.S. GOVERNMENT     OTHER
                      ---------------     -----     ---------------     -----
Government Bond Fund    $15,657,158    $ 1,740,188    $14,662,769    $   130,745
Growth Equity Fund               --     11,505,878             --      8,360,588
Value Equity Fund                --      1,313,361             --        797,632

For Federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of December 31, 2003 were as follows:

                                                   GROSS                               NET UNREALIZED
                                                 UNREALIZED       GROSS UNREALIZED      APPRECIATION
                               TAX COST         APPRECIATION        DEPRECIATION       (DEPRECIATION)
                               --------         ------------        ------------       --------------
Government Bond Fund          $ 19,972,205       $   190,168         $(151,157)           $  39,011
Growth Equity Fund              12,706,814         1,404,669          (804,150)             600,519
Value Equity Fund                3,393,537           747,512          (144,355)             603,157

Differences between book costs and tax costs represent post-October losses of $27,129 for the Government Bond Fund, deferral of wash sales of $56,374 for the Growth Equity Fund, and deferral of wash sales of $59,525 for the Value Equity Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 6. SECURITIES LENDING

As of December 31, 2003, the Government Bond Fund, Growth Equity Fund and Value Equity Fund have loaned securities in return for securities and cash collateral, which was invested in various short-term, fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Funds from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called by the Fund. The value of the securities on loan and the value of the related collateral were as follows:

                                       SECURITIES            COLLATERAL
                                       ----------            ----------
Government Bond Fund                  $  1,944,230          $  1,983,560
Growth Equity Fund                         847,287               871,900
Value Equity Fund                          528,062               547,300

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the tax basis components of distributable earnings were as follows:

                                                     UNREALIZED
                     UNDISTRIBUTED  UNDISTRIBUTED   APPRECIATION
                        ORDINARY       CAPITAL     (DEPRECIATION),
                         INCOME       LOSS, NET          NET       EARNINGS, NET
                       ----------   ------------    ------------   ------------
Government Bond Fund   $       --   $   (379,598)   $     39,011   $   (340,587)
Growth Equity Fund             --     (4,834,231)        600,519     (4,233,712)
Value Equity Fund              --     (1,561,535)        603,157       (958,378)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

The tax composition of dividends paid during the year ended December 31, 2003 was as follows:

                              ORDINARY INCOME
                              ---------------
Government Bond Fund            $   616,808
Growth Equity Fund                    5,841
Value Equity Fund                    47,156

The tax composition of dividends paid during the year ended December 31, 2002 was as follows:

                              ORDINARY INCOME
                              ---------------
Government Bond Fund            $   723,874
Growth Equity Fund                       --
Value Equity Fund                    25,956

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 8. CHANGE OF AUDITORS

On February 18, 2003, McCurdy & Associates CPA's, Inc. (McCurdy & Associates") was selected to replace KPMG as the Funds' independent auditor for the 2003 fiscal year. The Funds' selection of McCurdy & Associates was recommended by the Audit Committee and was approved by the Board of Trustees.

KPMG's reports on the Memorial Funds' financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. At the balance sheet date and through the date of engagement of McCurdy & Associates, there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

NOTE 9. SUBSEQUENT EVENTS

CHANGE IN FUNDS' EXPENSE LIMITATIOn

At the November 18, 2003, Board of Trustees meeting, the Adviser informed the Trust that it will continue to voluntarily agree to assume certain expenses of the Funds. The Adviser had previously voluntarily agreed to assume certain expenses of the Funds. The agreement was designed to place a maximum limit on expenses (including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses). For the year ended December 31, 2003, the limit on the Funds' expenses was 1.20% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund; and 0.95% of the average daily net assets of the Government Bond Fund. For the year ending December 31, 2004 and commencing on March 1, 2004, the limit on fund expenses will be 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund; and 1.00% of the average daily net assets of the Government Bond Fund. This commitment is for an initial period ending December 31, 2004, and thereafter, upon notice to the Trust, for additional periods. As in previous periods, the Adviser agreed to assess its commitment to cap Fund expenses prior to expiration of the period ending December 31, 2004 and to advise shareholders of any planned changes 60 days prior to implementation.

CHANGE IN MANAGEMENT OF THE VALUE EQUITY FUND PORTFOLIO

Commencing March 1, 2004, the Adviser will manage the portfolio of the Value Equity Fund directly and the sub-advisory relationship with PPM America, Inc. will be terminated. At the November 18, 2003 Board of Trustees meeting, the Trustees were notified of the change and concurred with the decision to replace the Sub-Adviser with the Adviser.

JANUARY 30, 2004 SHAREHOLDER ACTION

On January 30, 2004 a special meeting of shareholders of each Fund of the Trust was held to consider two proposals:

Proposal One - Approval to convert the current Shareholder Service Plan into a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Proposed Plan"); with no change in the amount each Fund pays under the plans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

Proposal Two - To transact such other business as may properly come before the Meeting.

Pursuant to the Investment Company Act of 1940, approval of Proposal One required the affirmative vote of the lesser of (a) 67% or more of the shares of each Fund represented in person or by proxy if the holders of more than 50% of the outstanding shares are represented at the meeting or (b) more than 50% of the outstanding shares of each Fund.

Approval of Proposal Two with respect to other business required a majority vote as required by Section 7.04 of the November 25, 1997 Declaration of Trust governing Trust affairs. Shareholders of the Trust voted separately by Fund.
Section 7.04 provides, in pertinent part, that one-third (?) of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting except when a larger vote is required by law. With respect to the vote required, Section 7.04 provides, except when a larger vote is required by law, that a majority of shares voted in person or by proxy shall decide any questions.

The percentage of shares present for the each Fund was as follows:

(UNAUDITED)
                               SHARES                SHARES             PERCENT
                             OUTSTANDING             PRESENT            PRESENT
                           -----------------------------------------------------
Government Bond Fund         1,937,830.421             1,285,291         66.33%
Growth Equity Fund           1,776,364.805             1,048,535         59.03%
Value Equity Fund              335,797.371               317,486         94.55%

Total Trust                  4,049,992.597             2,651,312         65.46%


Proposal One was approved by 99.5 percent of the shareholders of the Funds and of the Trust present with voting as follows:

                                  FOR              AGAINST          ABSTAIN
                               ---------           -------          -------
Government Bond Fund           1,285,291               --               --
Growth Equity Fund             1,036,331            7,603            4,601
Value Equity Fund                317,486               --               --
                               ---------           -------          -------
Total Trust                    2,639,108            7,603            4,601

There was no other  business  to come  before the meeting in regards to Proposal
Two.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and
Shareholders of the Memorial Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Memorial Funds (the "Funds") comprising the Government Bond Fund, Growth Equity Fund and Value Equity Fund as of December 31, 2003, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements as of December 31, 2002 and the financial highlights for the four years in the period then ended were audited by KPMG LLP, and whose report dated February 21, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of December 31, 2003 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Memorial Funds as of December 31, 2003, and the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
January 14, 2004

--------------------------------------------------------------------------------
MEMORIAL FUNDS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                               TERM OF                                              PORTFOLIOS IN          OTHER
                                             OFFICE AND                                                COMPLEX         DIRECTORSHIPS
                              POSITION(S)     LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED          FOR THE LAST FIVE YEARS              DIRECTOR           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson*        President      Indefinite      Parkway Advisors, L.P., CEO from              3               None
6550 Directors Parkway        and Trustee    until           04/01 to present; Directors
Abilene, Texas 79606                         successor       Investment Group, Inc., Director
43                                           elected and     from 04/03 to present; Parkway
                                             qualified;      Advisors Group, Inc. and Parkway
                                             11/29/2002      Advisors Holdings, Inc., President
                                             to present      from 04/01 to present; Citizens
                                                             Bank, N.A., Advisory Board
                                                             Member from 06/99 to 04/01;
                                                             Directors Air Corporation, Vice
                                                             President/CFO from 12/96 to 04/01;
                                                             Directors Capital Ventures, Inc.,
                                                             Directors Financial Management,
                                                             L.P., Directors Real Estate
                                                             Management, L.P., Directors Real
                                                             Estate Management, L.P., and
                                                             Directors Travel, L.P., Vice
                                                             President/CFO from 12/95 to 04/01;
                                                             Directors Holding Corporation and
                                                             Directors Investment Group, Inc.,
                                                             Vice President/CFO from 11/91
                                                             to 04/01; Funeral Agency, Inc.,
                                                             Accountant from 09/89 to 04/01;
                                                             Funeral Directors Life Insurance Co.,
                                                             Vice President/CFO from 08/88 to
                                                             04/01; Abilene Fireman's Relief and
                                                             Retirement Fund, Trustee from 05/97
                                                             to 06/00; Affiliated Funeral Supply
                                                             Co., Accountant from 02/89 to 11/96.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                               TERM OF                                              PORTFOLIOS IN          OTHER
                                             OFFICE AND                                                COMPLEX         DIRECTORSHIPS
                              POSITION(S)     LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED          FOR THE LAST FIVE YEARS              DIRECTOR           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS: (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Paul B. Ordonio               Vice           Indefinite      Parkway Advisors, L.P., Vice                  3               None
6550 Directors Parkway        President      until           President & Counsel from 08/02 to
Abilene, Texas 79606          and            successor       present; Parkway Advisors Group,
36                            Secretary      elected and     Inc., Vice President and Counsel
                                             qualified:      from 08/02 to present; Aftermath
                                             11/29/2002      Consulting, Inc., Director from
                                             to present      05/02 to present;
                                                             P.O. Properties, Inc., Vice President
                                                             from 06/99 to present; WordWise
                                                             Document Services, LLC, President
                                                             from 08/97 to present; Ordonio &
                                                             Assoc., President from 11/97 to pre
                                                             sent; MGL Consulting Corporation,
                                                             Vice President, Counsel and Senior
                                                             Associate from 01/99 to 08/02;
                                                             Wetzel, Henri & Drucker, LLP,
                                                             Associate Attorney from 06/95 to
                                                             11/97.
------------------------------------------------------------------------------------------------------------------------------------
Thomas W. Alesi               Vice           Indefinite      Parkway Advisors, L.P., Vice                  3               None
6550 Directors Parkway        President      until           President of Corporate
Abilene, Texas 79606          and Chief      successor       Development from 07/02 to present;
44                            Financial      elected and     Parkway Advisors Group, Inc., Vice
                              Officer        qualified;      President from 07/02 to present;
                                             8/19/2003       InCap Securities, Inc., Registered
                                             to present      Representative from 01/03 to 10/03;
                                                             American Data Source, Inc., Vice
                                                             President & Chief Operating Officer
                                                             from 05/95 to 06/02. Mr. Alesi is a
                                                             Certified Public Accountant and
                                                             received a Bachelor of Science
                                                             degree in Accounting in 1981 from
                                                             LaSalle University.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEMORIAL FUNDS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                               TERM OF                                              PORTFOLIOS IN          OTHER
                                             OFFICE AND                                                COMPLEX         DIRECTORSHIPS
                              POSITION(S)     LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED          FOR THE LAST FIVE YEARS              DIRECTOR           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Larry Joe Anderson**+         Trustee        Indefinite      Certified Public Accountant,                  3               None
4208 College Avenue                          until           Anderson & West, P. C.,
Snyder, Texas 79549                          successor       January 1985 to present.
56                                           elected and
                                             qualified;
                                             11/29/2002
                                             to present
------------------------------------------------------------------------------------------------------------------------------------
Brian Joseph Green**+         Trustee        Indefinite      Restaurateur, Cypress Street Station,         3               None
158 Cypress                                  until           February 1993 to present.
Abilene, Texas 79601                         successor
45                                           elected and
                                             qualified;
                                             11/29/2002
                                             to present
------------------------------------------------------------------------------------------------------------------------------------
Charles Michael Kinard          Trustee      Indefinite      Retired since 1998; Senior Vice               3               None
*/**+                                                        President and Trust Officer, First
1725 Richland Drive                          until           National Bank of Abilene to
Abilene, Texas 79601                         successor       December 1998.
60                                           elected and
                                             qualified;
                                             11/29/2002
                                             to present
------------------------------------------------------------------------------------------------------------------------------------

* Member of the Valuation Committee, which is responsible for determining and monitoring the value of the Funds' assets. The valuation Committee was not required to meet during the Trust's most recent fiscal year.

** Member of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee did not meet during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

+ Member of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met twice during the Trust's most recent fiscal year.

                               THE MEMORIAL FUNDS

                                PRIVACY STATEMENT

At the Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

     o Persons who perform business functions for us, such as third partiers that provide assistance in processing and servicing your account;

     o    The Fund's investment adviser; and

     o    Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.

ITEM 2. CODE OF ETHICS. - See below. "The Registrant's Code of Ethics is attached hereto as an exhibit. As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. No waivers from a provision of the Code were granted during the period covered by this report."

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Memorial Funds Board of Trustees has determined that Mr. Larry Anderson, chairman of the Funds'Audit Committee is an "audit committee financial expert," as defined in Item 3 to Form N-CSR. Mr. Anderson is "independent" under the standards set forth in Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A)  AUDIT FEES

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the "principal accountant" for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were 42,000 and $52,300, respectively.

(B)  AUDIT-RELATED FEES

     There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(C)  TAX FEES

     Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $16,000 and $12,700, respectively.


     The fees were for preparation of IRS Form 1120-RIC and Form 8613 (excise tax).

     No tax services were provided to registrant's investment adviser.

(D)  ALL OTHER FEES

     There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(E)  (1)  AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

          Registrant has adopted an audit committee charter to provide the audit committee with guidance. The audit committee consists of three independent members of the board of trustees. The charter calls for receipt and review of the principal accountant's written statement concerning independence; dialogue concerning relationships or services to others [which involved all service providers including registrant's custodian, investment adviser, transfer agent, fund accountants and administrator]; and, prior to the board of trustees selecting registrant's auditor, review and assess services provided, fees charged and to be charged, and other relevant data. The audit committee charter contains, among other things, express provisions for selecting registrant's auditor and for pre-approving all permitted non-audit services. With respect to auditor selection, the charter expressly states that the audit committee is to consider: (a) the audit scope and plan to assure completeness and effective use of resources; (b) the auditor's formal written statement delineating relationships with the Trust; (c) the auditors relationships or service to others which may impact objectivity or independence; (d) rotation of audit partners; and (e) fees or other compensation paid to the auditor

     (2)  PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

                                  Registrant      [Adviser]
                                  ----------      ---------

          Audit-Related Fees:       100  %          N.A. %
          Tax Fees:                 100  %          N.A. %
          All Other Fees:           N.A. %          N.A. %

          All services to registrant's principal accountant were pre-approved by registrant's board of trustees as recommended by its audit committee.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of February 23, 2004, Registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission. There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action..

ITEM 10.  EXHIBITS

     (a) Memorial Funds Code of Ethics for Prinicipal Executive and Senior Financial Officers

     (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT. Certifications pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-906CERT.

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Memorial Funds
            -------------------------------------------------------

By (Signature and Title)* /s/ Carl C. Peterson
                         ------------------------------------------
                         Carl C. Peterson, President

Date      March 4, 2004
     --------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Carl C. Peterson
                         ------------------------------------------
                         Carl C. Peterson, President

Date      March 4, 2004
     --------------------------------------------------------------

By (Signature and Title)* /s/ Thomas W. Alesi
                         ------------------------------------------
                         Thomas W. Alexi, Treasurer

Date      March 4, 2004
     --------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.